Exhibit 99.1

Elroy Air Virtual Analyst Day September 2026 Note: Image depicts Chaparral prototype currently in use.

2 Disclaimer About this Presentation This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared exclusively for the benefit and internal use of the party to whom it is directly addressed and delivered to assist interested parties in making their own evaluation with respect to a proposed business combination (the “Proposed Transaction”) between Elroy Air, Inc. and/or its subsidiaries and affiliates (“Elroy Air”) and Inflection Point Acquisition Corp. VII (“Inflection Point”). By accepting the Presentation, each recipient agrees to use any such information in accordance with its compliance policies, contractual obligations and applicable law, including federal and state securities laws, to use this Presentation for the sole purpose of evaluating the Proposed Transaction. You should consult your own advisors concerning any legal, financial, tax or other considerations concerning the opportunity described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. No representation, express or implied, is or will be given by Elroy Air, Inflection Point or their respective affiliates and advisors as to the accuracy, completeness or reliability of the information contained herein, or any other written or oral information made available in the course of an evaluation of a potential financing. To the fullest extent permitted by law, in no circumstances will Elroy Air, Inflection Point or any of their respective equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. Inflection Point and Elroy Air will file a registration statement (which will include a proxy statement/prospectus of Elroy Air and Inflection Point) and other relevant documents with the Securities and Exchange Commission (the “SEC”), to be used at the meeting of shareholders to approve the Proposed Transaction and as the prospectus related to the offer of the securities to be issued by the combined company in connection with the Proposed Transaction and, after the registration statement is declared effective, Inflection Point will mail a definitive proxy statement/prospectus relating to the Proposed Transaction to its shareholders. Shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC in their entirety when they become available because they will contain important information about Elroy Air, Inflection Point and the Proposed Transaction. Such registration statement may modify and supersede in its entirety any information in this presentation. Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about Elroy Air, Inflection Point and the Proposed Transaction at the SEC’s website located at www.sec.gov. Participants in the Solicitation Inflection Point and its respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Inflection Point’s shareholders in connection with the Proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in Inflection Point is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Directors, Executive Officers and Corporate Governance” of Inflection Point’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026, as supplemented by Inflection Point’s Current Report on Form 8-K filed with the SEC on July 2, 2026, each of which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the registration statement when available. Elroy Air, and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Inflection Point’s shareholders in connection with the Proposed Transaction. Additional information regarding the interests of such participants will be contained in the registration statement when available. regarding their interests in the Proposed Transaction will be included in the registration statement to be filed in connection with the Proposed Transaction when available.

3 Disclaimer (Cont’d) No Offer or Solicitation This Presentation is for informational purposes only and is not (i) an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law nor (ii) the solicitation of any vote in any jurisdiction pursuant to the Proposed Transaction or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Proposed Transaction or the accuracy or adequacy of this communication. Forward-Looking Statements This Presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding Elroy Air’s and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking . The forward-looking statements contained herein are based on Elroy Air’s and Inflection Point’s current expectations and beliefs concerning future developments and their potential effects on Elroy Air, Inflection Point or any successor entity of the Proposed Transaction. There can be no assurance that the future developments affecting Elroy Air or any successor entity of the Proposed Transaction will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Elroy Air and Inflection Point) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors that will be described under the heading “Risk Factors” in a registration statement that will be filed by Inflection Point with the SEC in connection with the Proposed Transaction. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The information contained in this Presentation is provided as of the date hereof and may change. Except as required by law, Elroy Air and Inflection Point do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Further, the information contained herein is preliminary, is provided for discussion purposes only, is only a summary of key information, is not complete and is subject to change without notice. Use of Estimates This Presentation contains estimated indications of demand and opportunity for future revenue and margins. These estimates constitute forward-looking information, are for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions underlying such estimates are inherently uncertain and are subject to a wide variety of significant, business, economic, competitive, regulatory and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from any results contemplated by such estimates, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected will be achieved. Intellectual Property All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and Elroy Air’s use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or TM symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Elroy Air. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on Elroy Air’s management’s estimates, and/or obtained from third-party sources which it believes to be reliable. These estimates involve a number of assumptions and limitations and recipients are cautioned not to give undue weight on such estimates. Elroy Air has not independently verified the accuracy or completeness of any such third-party information and does not take any responsibility with the accuracy or completeness of such information. Non-GAAP Financial Measures This Presentation includes non-GAAP financial measures, including “Operating Cash Burn” and “Total Cash Burn.” These non-GAAP measures are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures do not reflect a comprehensive system of accounting, may differ from non-GAAP measures with the same or similar captions used by other companies, and should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Elroy Air believes these measures provide useful supplemental information to investors regarding its expected cash requirements and operating performance. A reconciliation of non-GAAP measures to the most comparable GAAP measures is included in the notes to the financial overview on slide 44. You are encouraged to evaluate each adjustment and the reasons Elroy Air considers them appropriate. See “Risk Factors” on slides 45 and 46 and “Forward-Looking Statements” on slide 3 of this Presentation.

Time (PM ET) Topic Speaker(s) 12:00 – 12:30 Business Overview & Strategy Andrew Clare, Ph.D. (CEO); David Merrill, Ph.D. (Founder & Executive Chairman) 12:30 – 12:50 Use Cases Andrew Clare, Ph.D. (CEO); LtGen Michael G. Dana, USMC (Ret.); David Stepanek (EVP), The Bristow Group 12:50 – 1:05 Technology & Product Buddy Michini, Ph.D. (CTO) 1:05 – 1:20 Go-to-Market & Sales Mark Rodrigo (VP, Federal Business Development) 1:20 – 1:35 Manufacturing & Supply Chain Andrew Clare, Ph.D. (CEO); Steve Fendley (President, Unmanned Systems), Kratos 1:35 – 1:50 Regulatory Pathway & Financial Overview Andrew Clare, Ph.D. (CEO); Alvin Oswandy (VP, Strategic Finance) 1:50 – 2:15 Q&A – 2:15 – 2:20 Wrap-Up Andrew Clare, Ph.D. (CEO) Today’s Agenda & Presenters 4

5 Defense Commercial Rapid Response Elroy Air enables autonomous delivery of critical cargo for defense, commercial, and rapid response Note: Image depicts Chaparral prototype currently in use.

6 Elroy Air is Seeking to Address Evolving Needs Across Defense, Commercial, and Rapid Response Logistics Note: Image depicts Chaparral prototype currently in use. 1. Business Research Insights, Fortune Business Insights, Future Market Insights, Global Market Insights, Markets & Markets, Mordor Intelligence, Research & Markets. 2. $300B of this TAM is currently addressable, while $120B may require new Elroy Air vehicles and/or pod developments to serve additional markets. 3. See page 19 for pipeline details. 4. Under U.S. federal drone policy, FAA type certification of the drone is not a prerequisite to starting commercial operations in the U.S. FAA approvals are required for the operation of an unmanned aircraft, however approval timelines are expected to be generally shorter than the FAA certification timelines faced by other Advanced Air Mobility companies that expect to transport passengers. International and defense operations are generally not subject to FAA jurisdiction and may also support near-term business opportunities. Depending on the location and nature of operations, international and defense operations may be subject to regulatory approval by foreign civil aviation or defense authorities. Attractive OEM margins complement recurring revenue software platform and mission-configurable pods, driving a multi-pronged revenue model with significant aftermarket opportunities + Cargo logistics across defense, commercial, and rapid response markets represent a high-demand, substantial market opportunity for flexible autonomous solutions Autonomy software enables flight with no pilot onboard and unattended cargo drop, patented hybrid-electric powertrain delivers reliability of electric propulsion with the range and convenience of fuel Product-market fit validated by U.S. Army and Japanese Army testing and a commercial pipeline(3) of 1,410 units from customers such as Bristow, FedEx, and Barq Kratos manufacturing partnership enables scalable and high-quality production that is highly capital efficient Military and disaster-response missions use specialized non-FAA protocols while autonomous rural and overwater cargo flights follow FAA pathways ~$420B Global TAM(1)(2) Strong Technology Moat Pipeline(3) Multi-Faceted Approach to Regulatory Approvals(4) Capital Efficient Operating Model Multi-Pronged, High Margin Revenue Model

1. Business Overview & Strategy Andrew Clare, Ph.D. (CEO) David Merrill, Ph.D. (Founder & Executive Chairman) Note: Image depicts Chaparral render.

Elroy Air Has the Right Team to Execute on This Mission... BuddyMichini, Ph.D. CTO Andrew Clare, Ph.D. CEO, Board Member DaveMerrill, Ph.D. Founder & Executive Chairman of Board 3x MIT Ph.D. in Leadership 4x Stanford M.S. in Core Team Experience in drones, aerospace engineering, autonomous drive tech, automotive, production scaling, scientific and real-time software, military 8 Alvin Oswandy VP, Strategic Finance Mark Rodrigo VP, Federal Business Development

...With a Deeply Connected and Experienced Advisory Board and Board of Directors 9 LTG H.R. McMaster, USA (Ret.) • Former U.S. National Security Advisor and combat-proven strategist, renowned for leading decisive operations in Desert Storm, Iraq, and Afghanistan LtGen Michael G. Dana, USMC (Ret.) • 37-year United States Marine Corps veteran who served as Deputy Commandant for Installations & Logistics and spearheaded the Corps’ adoption of unmanned logistics delivery and additive manufacturing Ellen M. Lord • First-ever Under Secretary of Defense for Acquisition & Sustainment, and former CEO of Textron Systems, led DoD acquisition policy and oversight of hundreds of billions in weapons and sustainment programs across the U.S. military RADM Lorin Selby, USN (Ret.) • One of the Navy’s foremost experts on disruptive technology and naval engineering, he spearheaded the “Reimagining Naval Power” initiative to accelerate the fielding of unmanned systems and advanced research Gen Frank McKenzie, USMC (Ret.) • An expert in high-stakes regional command, he led U.S. Central Command (“CENTCOM”) through critical operations including the defeat of the ISIS caliphate GEN Richard D. Clarke, USA (Ret.) • Former Commander of U.S. Special Operations Command, directing the nation’s elite Special Operations Forces across Rangers, SEALs, Green Berets, and Marine Raiders over a 38-year career with 12 combat deployments William Dean Donovan DiamondStream Partners Raj Shah Shield Capital Dr. Mark T. Esper 27th U.S. Secretary of Defense Mislav Tolusic Marlinspike Partners Darren Liccardo Catapult Ventures Defense Advisory Board Board of Directors

Elroy Air at a Glance Note: Image depicts Chaparral prototype currently in use. 1. See page 19 for pipeline details. 2. Total capital raised assumes full funding of $100M PIPE. Autonomous hybrid-electric VTOL to move heavy cargo, without runways Elroy Air develops the Chaparral – an autonomous VTOL aircraft engineered to move heavy cargo across defense, rapid- response and commercial missions 500+ lbs Payload Capacity Up to 450 mi Extended Range 1,400+ Units Pipeline(1) ~220 Years Cumulative Defense Advisory Board Experience $285M+ Total Capital Raised(2) Key Partners Autonomous Flight System 10 Hybrid-Electric Powertrain Founded in 2016 | Byron, California One Aircraft... ...Many Use Cases

[TBU Elroy Air to Insert Video] 29 Elroy Air to Insert Video (Barclays cannot access) 11 Note: Video depicts Chaparral prototype currently in use.

Chaparral: Purpose-Built for Air Cargo 12 Note: Image depicts Chaparral prototype currently in use. VTOL Takes off and lands vertically so it can be deployed anywhere Hybrid Electric Uses existing fueling infrastructure and provides long- range flight Autonomous Flight and unattended autonomous drop-off using customizable, swappable pods Rapid Deployment Can be stowed inside a standard shipping container and standard military transport aircraft Operating Range: Up to 450 miles Payload Capacity: 500+ lbs

Why Elroy Air is Different than Other Advanced Air Mobility (“AAM”) Companies 13 1. FAA certification is not required for defense operations. 2. First flight in 2023 was partially autonomous, with fully-autonomous end-to-end flights commencing in 2025. Not built-to-type certification. 3. Under U.S. federal drone policy, FAA type certification of the drone is not a prerequisite to starting commercial operations in the U.S. FAA approvals are required for the operation of an unmanned aircraft, however approval timelines are expected to be generally shorter than the FAA certification timelines faced by other Advanced Air Mobility companies that expect to transport passengers. International and defense operations are generally not subject to FAA jurisdiction and may also support near-term business opportunities. Depending on the location and nature of operations, international and defense operations may be subject to regulatory approval by foreign civil aviation or defense authorities. Cargo, Other Non-Passenger Payloads 2+ Years of Successful Full-Scale Aircraft Test Flights(2), Comprehensive Flight Software Validation Tooling Hybrid-Electric Solves Range, Infrastructure Challenges Autonomous Flight Reduces Costs and Reduces Risk to Life Urban Mobility Passenger Air Taxi Depends on Changes in Consumer Behavior Early-Stage Aircraft Development Risk Battery-Electric Range Constraints Onboard Pilot Required Full Passenger-Carrying FAA Certification Hurdle to Start Business(1) Defense, International, and U.S. Drone Pathways to Launch Operations(3) Challenges We Don’t Face Our Demonstrated Solution

Ten Years. Four Aircraft Generations. One Aircraft Ready to Build 14 Note: Images depict Chaparral prototype currently in use. 1. Pilot agreement to jointly test Chaparral aircraft, then for FedEx to evaluate Chaparral systems across its network. 2. These cash deposits were later converted into equity investment. 3. Partially-autonomous flight. 4. One flight was fully-autonomous end-to-end, others were partially-autonomous. 5. Takeoff, transition, cruise, de-transition were autonomous, while landing was pilot-assisted (partially-autonomous). 6. Fully-autonomous end-to-end. 7. U.S Army contract is a Phase III SBIR and recognition of total dollar value of the contract is subject to key milestones. 8. “eIPP” denotes eVTOL Integration Pilot Program. 2026 Barq Group signed initial agreement with Elroy Air to set up $200M joint venture for Chaparral manufacturing and services in Abu Dhabi 2019 Successfully completed first test flight of first full- scale prototype of large unmanned VTOL cargo aircraft 2016 Elroy Air is founded 2022 Chaparral C1-1 unveiled to public, coverage by Aviation Week and others 2023 Made history with full-scale Chaparral C1-1 as the first flight of turbogenerator hybrid aircraft(3) 2024 Awarded Phase II SBIR contract with U.S. Army 2018 Invited to Joint Interagency Field Experimentation (“JIFX”) events to flight- test subscale Chaparral aircraft 2020 Joined the U.S. Air Force Agility Prime program and started a Phase III SBIR contract 2022 Signed Memorandum of Understanding with deposits(2) with Bristow Awarded Phase I Contract with U.S. Army 2023 2025 Kratos signed as the exclusive manufacturer of Chaparral for U.S. markets 2017 Recruited early team that designed, built, and operated earliest software builds and electric propulsion testing 2019 Started working with U.S. Air Force under a Phase II SBIR contract Development of hybrid-electric powertrain began with series of turboshaft engine runs 2020 2021 Began integration of carbon-composite C1-1 airframe 2022 Signed Pilot Agreement for joint work including flight testing with FedEx and evaluating usage of systems(1) 2022 Completed integration of all major systems into first Chaparral C1 vehicle 2023 Started new SBIR Phase II Contract with U.S. Air Force 2025 Transition of full- scale Chaparral C1- 1 aircraft from vertical takeoff to wingborne flight(5) 2025 Flew first A-to-B cargo delivery with full-scale Chaparral C1-1 aircraft(6) 2024 Executed 5 successful flights for U.S. Marine Corps at Yuma Proving Ground(4) Legend: Denotes Critical Milestones 2026 Completed on-the- fly demonstrations at T-REX 26-2 in Camp Atterbury, Indiana 2026 Elroy Air completes first uncrewed autonomous flights under the USDOT and FAA’s eIPP(8) 2026 Awarded a $46M, multi-year contract with the U.S. Army for the development of an autonomous hybrid-electric VTOL(7)

Building on a 10-Year Foundation: Clear, Practical Path to Scaled Operations Note: Production roadmap and certification roadmap illustrative and latest perspective as of September 2026. 1. Not built-to-type certification. 2. “eIPP” refers to eVTOL Integration Pilot Program. 3. “BVLOS” refers to Beyond Visual Line of Sight. Productionize Existing Aircraft Lock in Production Supply Chain Build Pre- Production Aircraft Durability Testing Production Ramp Commercial and Defense Deliveries Defense Airworthiness Work Already Underway: Streamlined Process for Uncrewed Drones Completed first remotely piloted aircraft test under USDOT and FAA’s eIPP(2) Section 44807 Exemption for Commercial BVLOS(3) Flights in Defined Corridors Scale Corridors Under Section 44807 Exemption Across the U.S. Approval for Widescale Operations Production Roadmap Regulatory Approval Roadmap 15 ✓ 9+ years of design, software, simulation, and control systems development and validation ✓ 4+ generations of subscale and full-scale aircraft configurations ✓ 2020: Hybrid-electric system development started; since validated by 5+ years of total testing and 2+ years of flight testing ✓ 2021: First full-scale Chaparral airframe built ✓ 2022: Full-scale system integration(1) and ground testing completed ✓ 2023: Inaugural Chaparral hover flight ✓ 2024: Hover testing campaign and flight envelope expansion ✓ 2025: Transition flights; first autonomous point-to-point, long- range delivery mission; signed manufacturing agreement with Kratos

Elroy Air’s Chaparral Offers a Transformative Value Proposition for Military and Commercial Logistics Note: Image depicts Chaparral render. Contested & Middle-Mile Logistics Prime Contractor Warfighter at Point of Need Strategic Airlift Last Tactical Mile “The only way to substantially reduce costs in the middle mile is to remove entire handoff steps - not to optimize the existing way we do this. VTOL point-to-point is the answer.” -Jeff Luckett, President of UPS Flight Forward Sorting Facility Airport Local Facility Factory Destination First Mile Last Mile Defense Use Cases Commercial Use Cases Airport Reduces risk of operator life from contested environments Safety Significantly cheaper per flight compared to traditional logistics solutions Cost-Efficient 16 Contested & Middle-Mile Logistics Port of Debarkation Theater Distribution Hub Forward Operating Location Single platform solution from port to point of need

Elroy Air’s Chaparral Targets a Multitude of Current and Future Commercial and Public Use Cases Note: Images depict simulated flight and Chaparral render. Offshore Oil & Gas Support Middle Mile Logistics Disaster Recovery Public Safety Remote Infrastructure and Construction Healthcare & Medical Transport 17

Significant and Actionable Global TAM Opportunity Across Multiple Defense and Commercial Sectors and Additional Market Opportunities Source: Business Research Insights, Fortune Business Insights, Future Market Insights, Global Market Insights, Markets & Markets, Mordor Intelligence, Research & Markets. 1. $300B of this TAM is currently addressable, while $120B may require new Elroy Air vehicles and/or pod developments to serve additional markets. Note: Bubbles size denotes relative market size today. Growth outlook determined based on reported forward looking CAGR in accordance with named sources. Bubbles reflect 2025 TAM unless noted: 2. 2023A. 3. 2026E. 4. May require new Elroy Air vehicles and/or pod developments to serve these markets. ($ in B) Segment Growth Elroy Air Focus Today (~$300B) TAM: $93B ’26E-’35E CAGR: 4% Rapid Response Disaster Relief Logistics TAM: $8B ’25E-’35E CAGR: 6% Defense Logistics TAM: $174B ’25A-’33E CAGR: 6% Organ Transport Services TAM: $3B ’25E-’29E CAGR: 9% Middle Mile Express Shipping(2) TAM: $97B ’24E-’32E CAGR: 7% TAM: $16B ’25E -’30E CAGR: 8% Mission- Focused UAVs TAM: $21B ’26E-’34E CAGR: 8% Offshore Oil & Gas Transport(2) New Markets of Opportunity(4) (~$120B) TAM: $9B ’26E-’31E CAGR: 10% Infrastructure Monitoring(3) Commercial Air Cargo(3) Current Global TAM (2025): ~$420B(1) 18

Significant Indication of Demand and Opportunity Note: Image depicts Chaparral render. 1. Calculated based on averaged selling price expectation of $3.5 million per aircraft. 2. We have entered into agreements for 1,410 units, which remain conditional upon: (i) obtaining regulatory approvals for the intended geography and usage profile; (ii) successful completion of trial or pilot deployments; and (iii) reaching definitive agreement on material commercial terms, including aircraft specifications, warranties, performance guarantees, delivery periods, pricing, and territorial restrictions. The counterparties’ obligations to consummate orders will arise only after all material terms are agreed. There is no assurance we will execute definitive agreements in a timely manner or at all. 3. The 1,000+ unit potential demand figure reflects management’s current expectations based on discussions with potential defense customers, public statements and reports, and internal estimates. This figure does not represent binding orders, contractual commitments, or pipeline. This estimate is subject to risks including government procurement timing, budget appropriations, competitive factors, and regulatory approvals. Investors should not place undue reliance on this estimate. Customer Opportunity Unlocked by Defense, International, and Drone Regulatory Pathways Type Units Description of Commitment LOI 1,150 Broader agreements that signal intent and attempt to align on high-level terms and conditions to be further determined in future Aircraft Purchase Agreements MOU 160 MPA 100 Advanced agreements that establish a detailed framework for future aircraft purchases, in order for future Aircraft Purchase Agreements to inherit majorly defined terms and conditions Total 1,410 All Demand Reflected In Signed Customer Engagements Total Commercial Unit Pipeline(2) by Commitment Type Defense Partners $3.5B+ of Visible and Identified Contracts of Opportunity 1,000+ Potential Unit Demand(3) Commercial Customers +4 Other Operators $4.9B+ Revenue Opportunity(1) 1,400+ Unit Pipeline(2) USSOCOM Japan Army 19

2. Use Cases Andrew Clare, Ph.D. (CEO) LtGen Michael G. Dana, USMC (Ret.) David Stepanek (EVP), The Bristow Group Note: Image depicts Chaparral render.

Guest Speakers: Use Cases LtGen Michael G. Dana USMC (Ret.) David Stepanek EVP / Chief Transformation Officer, The Bristow Group ●37-year United States Marine Corps veteran who served as Deputy Commandant for Installations & Logistics and spearheaded the Corps’ adoption of unmanned logistics delivery and additive manufacturing ●Served as Deputy Commandant for Installations & Logistics and as Commanding General, 2nd Marine Logistics Group, including a 2011–12 deployment to Afghanistan ●Served as Director of Logistics for U.S. Northern Command (Colorado Springs, Colorado) and Director of Strategy & Policy for Pacific Command (Honolulu, Hawaii) ●As a Lieutenant General, he formed the Next Generation Logistics Team (“NEXLOG”), which found new and adaptive ways to leverage emerging technology for Marine Corps logistics ●EVP, Chief Transformation Officer of Bristow since February 2023, responsible for leading the introduction of next generation of Advanced Air Mobility aircraft and expanding the core business into new regions ●Previously EVP, Sales & Chief Transformation Officer and EVP, Chief Operating Officer of Bristow Group; joined Era Group as SVP, Business Development in January 2020 ●Held various roles at PHI, Inc. from 2010 to 2019, most recently as President, PHI Americas; as Chief Commercial Officer led the acquisition of HNZ Group’s offshore helicopter business ●Began his career in the U.S. Marine Corps as a heavy lift helicopter avionics technician before joining Sikorsky, where he contributed to the sales and product development of the S-76 and S-92 Background & Prior Experience 21

3. Technology Buddy Michini, Ph.D. (CTO) Note: Image depicts Chaparral render.

Differentiated Aircraft Architecture Built for Operational Simplicity and Reliability 23 Note: Image depicts Chaparral prototype currently in use. 1. Refers to software feature. 2. “DEP” refers to distributed electric propulsion. 22ft Length 7.5ft height 30ft Wingspan 8 Vertical Lift Motors 4 Forward Propulsion Motors Fixed-Pitch Direct- Drive Propulsion; No Tilting Mechanisms Autonomous Software: ✓Autonomous flight enables 1:Many(1) ops ✓Cloud simulation able to test every software release ✓Custom controls enable safe, redundant DEP(2) ✓Low-complexity design reduces maintenance Hybrid-Electric Aircraft Benefits: ✓Rapid refueling – for high tempo operations ✓No charging infrastructure required ✓Longer ranges vs battery- electric vehicles Elroy Air has filed 18 patents – a significant portfolio of technologies spanning hybrid-electric propulsion, smart autonomous cargo-handling, and advanced payload interfaces – along with copyrighted works and trade secrets Hybrid- Electric

Proprietary Software – Differentiates Elroy Air Across Autonomy, Control and Safety – While Creating Long-Term Platform Value 1. Refers to features. 2. Refers to company’s testing. 3. “HIL” refers to hardware-in-the-loop. 4. “SIL” refers to software-in-the-loop. Autonomy stack shifts pilots into supervisory roles, enabling a single operator to oversee many aircraft using automated health monitoring and management-by-exception alerts Autonomy for 1:Many Operations(1) 1 Software control laws manage the transition from VTOL to forward flight, safely coordinating 12 motors, control surfaces, and hybrid-electric powertrain in real time Advanced Vehicle Control System(1) 2 HIL(3) system connects real flight computers to Digital Twin for realistic simulation and validation of in-flight messaging, latencies and interactions between vehicle systems Real-Time Avionics Validation(2) 3 Open-standard interface following MOSA principles – STANAG 4586, and MAVLink, and more – enables interoperable command-and-control and integration across defense and commercial environments Open Software Interface(1) 4 Custom software algorithms manage power distribution and thermal behavior of the turbogenerator – battery system under extreme conditions, providing necessary power and protecting hardware Hybrid-Electric Power Management(1) 5 Simulation enables safe testing of failures – such as sudden motor loss – to ensure autonomy logic detects issues and executes contingency maneuvers reliably Edge Case and Failure Injection(2) 6 Elroy Air uses SIL(4) and HIL(3) with a detailed digital twin of the Chaparral to validate complex flight profiles up to thousands of times before real-world flight testing High-Fidelity Digital Twins(2) 7 Thousands of virtual flight hours, tens of thousands of miles flown in simulation; thorough software verification in advance of pushing releases to vehicles Safety-Driven Software Verification(2) 8 24

Hybrid-Electric Power Management Mission Management & Airspace Integration ●Autonomous flight enables eventual 1:Many pilot-to-vehicle operations ●High fidelity in-house simulation with automated cloud-based batch simulations run on every release ●Custom controls architecture enables distributed electric propulsion with very few moving parts (no tilting) ●Mechanical simplicity = low maintenance costs ●Patented power management software system ●Smart matching of power supply and demand among the turbogenerator, batteries, and electric motors while protecting all electrical components ●Ensures sufficient power during all phases of flight, while recharging batteries in cruise flight ●Unlocks fuel efficiency / savings, long range, and high vehicle uptime ●Mission management interfaces enable safe integration of AI and autonomy capabilities via software update ●Onboard sensors and transponders enable landing zone clearance, airspace integration and deconfliction ●DoW multi-vehicle swarming enabled with the unique VTOL maneuverability of Chaparral ●Mission planning, contingency actions, fuel management, predictive maintenance ●Lower operational costs Software and System Design Create Significant Technology Moat 25 Our philosophy is to build software that creates true value for our customers, while keeping hardware simple, with most systems off-the-shelf, and built with partners for velocity & scale Sim, Autonomy & Controls

Operator Becomes Fleet Manager Reduced Operator Workload Elroy Air’s Deployed Automation Roadmap ●Missions are planned before they begin with a pilot in the loop ●Contingency responses are pre- programmed and rigorously tested prior to flights ●ADS-B In/Out enabled for airspace deconfliction ●Operator can ALWAYS override the vehicle via high-level commands ●Vehicle plans route from start to finish with on-board weather map, no fly zones, etc. ●Dynamic replanning for airspace deconfliction/contingency response ●Auto-generated routes are presented to operator for approval ●Operator can ALWAYS override the vehicle via high-level commands ●Vehicle plans route from start to finish with on-board weather map, no fly zones, etc. ●Dynamic replanning for airspace deconfliction/contingency response ●Auto-generated routes are auto- communicated with air traffic control ●Operator can ALWAYS override the vehicle via high-level commands Baseline Automation 26 Data-driven incremental releases allow Elroy Air to deploy early while converging on a highly-autonomous system 1 2 3 Denotes Elroy Air’s current stage amongst the above 3 phases

z 150 kW Gas Turbine Engine 4x Electric Generators 4x Battery Packs (sized to handle generator failure) 4 Quadrant HV Power Distribution System (designed for fault isolation) Refuel, No Re-Charging Required 4x Electric Forward Propulsion Motors 8x Electric Vertical Lift Motors Redundancy is at the Core of Chaparral’s Safety Strategy Distributed propulsion and redundant power systems reduce single points of failure and preserve critical flight capability 25 Note: The above specifications reflect the Chaparral’s current design as of September 2026 which is subject to change. 27

2023 – 2026+ Multi-Generation Flight Test History and Validation Results 29 Note: Flight testing was conducted using Elroy Air’s functional prototype. Images on left depict Chaparral prototype currently in use. Image on right depicts Chaparral render. 1. “SIL” refers to software-in-the-loop. 2. “HIL” refers to hardware-in-the-loop. 2020 – 2022 2017 – 2019 • Flight-ready software • Mechanical / electrical / powertrain validation • Flight envelope expansion • Customer demonstration flights • Putting Chaparral into early production • First uncrewed autonomous flight with the FAA • Hybrid-electric architecture development • Powerplant validated: full power output • C1-1 aircraft integration • SIL(1) / HIL(2) maturation and automation • Subscale & full-scale flights • Ground / cargo-handling autonomy development • SW validation sim (SIL)(1) development 28 Primary Development Objectives... ...Produced Our Differentiated Aircraft Reliability Flexible Range and Payload Minimal Infrastructure Dependency Reconfigurable Payloads Seamless Deployment Simplicity No tilt system minimizes single-point mechanical failure modes and radically reduces maintenance overhead Liquid fueling eliminates long battery recharge delays and dependence on localized EV charging stations Unlocks an extended range up to 450 miles, and 500+ pound payload capacity at close range Modular cargo pod can be swapped with specialized multi-function pods enabling multi- mission flexibility Vehicle stows for transport in standard shipping containers, for convenient worldwide deployment Fixed-pitch rotors allow simple, highly redundant distributed electric propulsion

4. Go-to-Market & Sales Mark Rodrigo (VP, Federal Business Development) Note: Image depicts Chaparral render.

Range Geometry Defines Mission Design Across Both Theaters Note: The blue dot represents an illustrative Elroy Air aircraft takeoff location. The blue circular overlays indicate the estimated maximum service radius achievable from that location based on targeted range and payload features of Chaparral. See page 13 footnote for more detail relating to preconditions for international operations. Dense asset field extends well beyond the first response ring – persistent coverage requires range, endurance and distributed support Solution Western Pacific: Distributed Island Chain Gulf of America: Distributed Offshore Field 30 Forward nodes and 150 / 300 / 1,000 mi campaign radii Standing platforms and 150 / 300 / 500 mi shore-support radii Overlapping node radii create a corridor, but long legs and rear-base distance make autonomous sustainment the campaign bottleneck Solution

Global Opportunities for Defense, Rapid Response, and Commercial Note: Under U.S. federal drone policy, FAA type certification of the drone is not a prerequisite to starting commercial operations in the U.S. FAA approvals are required for the operation of an unmanned aircraft, however approval timelines are expected to be generally shorter than the FAA certification timelines faced by other Advanced Air Mobility companies that expect to transport passengers. International and defense operations are generally not subject to FAA jurisdiction and may also support near-term business opportunities. Depending on the location and nature of operations, international and defense operations may be subject to regulatory approval by foreign civil aviation or defense authorities. 31 ● U.S. Defense Anchor: Initial deployments prioritize U.S. DoW deployments to address contested logistics ● Military Expansion: Establishing proven domestic track record allows us to pursue bilateral military partnerships with countries such as Japan, the Philippines, Singapore, and Australia ● Indo-Pacific Readiness: Chaparral positioned as a critical capability in highly distributed environments ● Global Manufacturing Partners: Scale internationally through strategic partnerships, highlighted by our $200M joint venture with Barq Group and interest in South America United States Middle East South America Indo-Pacific & Australia 1 2 3 4 1 2 3 4 4

Elroy Air Will Transform Contested Logistics for Defense Contested logistics is a named DoW priority – and we are built for it 1. U.S. Department of War. https://www.cto.mil/cta/. Why Elroy Air is THE Solution for Contested Defense Logistics The Undersecretary of War for Research and Engineering unveiled six Critical Technology Areas(1) Applied Artificial Intelligence 1 Biomanufacturing 2 Contested Logistics Technologies 3 Quantum and Battlefield Information Dominance 4 Scaled Directed Energy 5 Scaled Hypersonics 6 Benefits from Domestic Regulations as a Result of Being Headquartered in the U.S. Reduced Risk to Warfighter with Autonomous Operations Rapidly Deployable with Modular and MOSA- Compatible Technology Low Relative Cost to Existing Solutions ✓ ✓ ✓ ✓ “Elroy Air’s Chaparral hybrid-electric VTOL platform is well-positioned to transform the DoW’s contested logistics capabilities.” - Rear Admiral Lorin Selby (Ret.), Former Chief of Naval Research Elroy Air Defense Advisory Board Member “Elroy Air provides unique, unmanned, autonomous, low-cost and innovative technology that can provide our military a critical capability.” - General Richard Clarke (Ret.), Former Commander, USSOCOM Elroy Air Defense Advisory Board Member 32

Swap the Pod, Change the Market – Customizable Payloads Unlock Multiple Markets 1. “ISR” refers to Intelligence, Surveillance and Reconnaissance. ISR(1) Canoe Pallet Expanded Capacity Supplies Cargo and Fuel Sensors and Payload Cargo Airdrop Droppable 50kW of Power Available Reconfigurable in Minutes Licensing Revenues Tracking Beacons Stackable (4 High) Defense Commercial Rapid Response 33

Army contract and eIPP operations are the route to revenue for defense and commercial Double-Clicking on Elroy Air’s Pipeline: Turning Signed Demand into Revenue 34 Note: Image depicts Chaparral prototype currently in use. See page 31 footnote for more detail relating to preconditions for international operations. 1. ‘JGSDF’ denotes Japan Ground Self-Defense Force. 2. See page 19 for pipeline details. 3. Data from pilot projects will be used by the FAA to develop new regulations that safely enable this technology at scale. Parts & Accessories MRO Royalties Aircraft & OEM Sales Initial aircraft and pod sales establish the installed base Spares, upgrades and additional pods expand aircraft-level revenue Partner-led maintenance creates recurring aftermarket participation Software Subscription Fleet and autonomy software generates scalable recurring revenue Aircraft Sales Build the Installed Base and Lifecycle Offerings Expand Revenue Route to Revenue Proof of Demand to Date Prospective Customers & Partners 1 2 3 Defense 6+ years of active defense programs with both U.S. and Japanese militaries; Chaparral passed all 22 JGSDF(1) inter-island logistics test items Resupply and contested- logistics missions Commercial Logistics 1,400+ aircraft pipeline(2) across leading logistics and aviation companies eIPP program unlocks pathway to revenue- generating missions Rapid Response USDOT eVTOL Integration Pilot Program (eIPP) – Elroy Air only heavy- payload uncrewed cargo OEM selected USDOT announcement calls for start of operations in 2026 under the drone dominance Executive Order(3) Disaster response, firefighting support and medical resupply Japan Army

5. Manufacturing & Supply Chain Andrew Clare, Ph.D. (CEO) Steve Fendley (President, Unmanned Systems), Kratos Note: Image depicts Chaparral render.

Guest Speaker: Manufacturing & Supply Chain Steve Fendley President, Unmanned Systems (Kratos) ●President of Kratos’ Unmanned Systems Division since January 2017, responsible for Kratos Unmanned Aerial Systems, Micro Systems, Technical Directions, 5-D Systems and Kratos Australia ●30+ years in aerospace/defense industry expertise focused on development of unmanned and optionally piloted aerial systems ●Executive Chairman of 5-D Systems, acquired by Kratos in 2020 ●Previously held engineering and management roles at Composite Engineering, Inc., acquired by Kratos in 2012 ●Began his career as systems engineer at Northrop Grumman ●Bachelor of Electrical Engineering, Electrical and Electronics Engineering from Auburn University Background & Prior Experience 36

6. Regulatory Pathway & Financial Overview Andrew Clare, Ph.D. (CEO) Alvin Oswandy (VP, Strategic Finance) Note: Image depicts Chaparral render.

Policy Tailwinds Are Accelerating Adoption The American Drone Dominance Executive Order clarified the Administration’s intent to promote U.S. global leadership in drone technology 1. U.S.-based company qualifies. Policy shifts favor American-made drones DoW accelerating scaled autonomy buys Volume demand signals strengthening FAA expected to ease pathway for opening up long- range drone operations Infrastructure-light logistics gaining urgency Cost and speed need driving autonomy adoption Defense Tailwinds Commercial Tailwinds ✓Preferred for “trusted”(1) buys ✓Faster path to scale ✓Growing serviceable market ✓Demand for commercial scaling What this means for 38

Revenue-Generating Operations Starting Now And Scaling Note: although eIPP flights have begun, no revenue has been collected from these events as of September 2026. 1. “AAM” denotes Advanced Air Mobility. ●Initial deployments target rural, overwater, and point-to-point middle mile logistics rather than highly populated urban areas ●Our cargo-first aircraft aligns with the FAA’s priority of integrating AAM(1) aircraft into the National Airspace System, accelerating our time to market and near-term revenue opportunities ●We are executing a 3-step regulatory strategy to deliver Chaparral’s cargo delivery options to communities nationwide and improve logistics infrastructure eIPP expected to unlock revenue-generating flights in 3 states - LA, TX, and MS FAA Statute Section 44807 provides opportunity to nationwide commercial autonomous cargo operations FAA type certification process kicked off; G1 issue paper expected to define specific certification basis for aircraft Phase 1 Phase 2 Phase 3 39

Selected for the eIPP – the Only Heavy-Payload Autonomous Cargo OEM in the Program Source: Company filings, press releases. Market data as of 9/11/26. Note: Where dilutive securities information is not reported in the latest Form 10-Q, data is sourced from the company’s most recent Form 10-K. 1. “AAM” denotes Advanced Air Mobility. 2. “Commercial operations” refer to intended Phase 2 revenue-generating operations with Bristow under the eIPP, following a Phase 1 testing period, and confirmed as an available pathway by the FAA. 3. Equity values being shown are on a fully diluted basis as of 9/11/26. 4. Elroy Air equity value reflects $800M pre-money equity value ascribed to Elroy Air in the Proposed Transaction. Federal Selection Opportunity to define the federal standard for uncrewed heavy-payload logistics Purpose Built for Cargo Chosen as the only OEM with an autonomous, heavy- payload VTOL cargo drone Gulf Coast Deployment Accelerates Chaparral deployment in high-demand offshore and industrial markets across Louisiana, Texas, and Mississippi Early Access Ensures early participation and integration into the National Airspace System $800M $4,677M $5,295M $6,714M 6.6x 5.8x 8.4x eIPP Overview Elroy Air’s acceptance into the eIPP reinforces credibility within federal programs, streamlines regulatory pathways, and accelerates the path to monetization within the commercial sector ●USDOT-led pilot program to accelerate safe AAM(1) integration through real-world aircraft operations ●The program enables companies to begin commercial operations(2) in 2026 ●Elroy Air was 1 of 8 projects selected to participate in this program, due to its mission-ready aircraft, deep local partnerships, collaboration with Bristow on high-priority use cases, and experienced team Attractive Valuation Relative to Peers(3)(4) Why Does the eIPP Matter for Elroy Air? 40

Chaparral’s First eIPP Flights Indicate Preliminary Commercial Readiness and National Airspace Integration Source: FAA and Elroy Air press releases (August 2026). Note: Image depicts Chaparral prototype currently in use. 41 eIPP Overview First Flights ● eIPP accelerates safe Advanced Air Mobility integration into the National Airspace System ● eIPP brings manufacturers, operators, and federal agencies together through real-world demonstrations ● Chaparral completed the first autonomous and uncrewed flights authorized under the eIPP Selected by the Cargo Operations Elroy Air’s Continued Progress ● Flights transported packages, medical supplies, spare parts, food and water during the week ● Elroy Air completed the demonstrations with LIFTOFF Louisiana and long-time partner Bristow Group ● Chaparral demonstrated commercial readiness across regional Gulf Coast energy and industrial corridors ● Completed flights bring Chaparral closer to autonomous heavy-cargo operations at commercial scale ● Elroy Air is helping shape how uncrewed cargo aircraft operate within the National Airspace System ● Flights with Bristow bring new offshore and regional freight options closer to customers

The Sale Is the Start of the Revenue: Multi-Pronged Business Model Anticipates Ongoing Revenue after Initial Sale Recurring revenue beyond initial aircraft sales Note: Image depicts Chaparral prototype currently in use. 1. Ranges are Illustrative and based on margins of mature companies derived from such companies’ SEC filings with LTM data as of 3/16/2026. Benchmark companies include companies in the Defense industry (GE Aerospace, Lockheed Martin, L3Harris Technologies, Northrop Grumman, General Dynamics, AeroVironment, and Kratos), companies in the Aftermarket/MRO industry (TransDigm, HEICO, and AAR), and Software companies (Apple, Oracle, Axon and Samsara). 2. There can be no assurance that Elroy Air will achieve margins comparable to the companies referenced herein. See “Use of Estimates” on slide 3 and Risk Factors on slides 45 and 46. 3. Illustrative OEM Margin ranges are estimated based on L3Harris Technologies, AeroVironment, Kratos, AAR, Apple, and Axon Product segment margin. 4. Illustrative Software and Service Margin ranges are estimated based on Apple, Oracle, and Axon only. Initial Sale Multiple Additional Revenue Streams Unlocked After Initial Sale OEM Sales Parts and Accessories MRO Royalties Software Subscription Elroy Air delivers complete Chaparral aircraft to commercial and government operators, generating upfront revenue through platform sales while establishing long-term customer relationships Recurring revenue driven by mission-configurable payload pods, replacement components, and accessories required across fleet life cycles and diverse operational profiles Recurring royalty revenue from a growing global network of MRO service partners selling Elroy Air-approved parts across the installed base High-margin recurring revenue driven by autonomy software suite, delivering continuous performance enhancements via over-the-air software updates to consistently unlock new capabilities, fleet analytics, and improved efficiency Selected Third-Party Industry Margin Data (For Reference Only)(1)(2) 20 – 35% OEM Margin(3) 70 – 75% Software and Service Margin(4) 42

Illustrative Chaparral Revenue Opportunity Note: Represents illustrative anticipated aircraft unit economics for commercial and defense operations. Image depicts Chaparral prototype currently in use. 1. Software is required to operate aircraft. 2. Estimated initial deployment – lifecycle can be further extended through routine maintenance and upgrades. 3. See page 19 for pipeline details. ($ in millions) 1,400+ Unit Pipeline(3) Even Partial Conversion of Significant Pipeline(3) May Provide Potential $1B+ Revenue Opportunity (2) (1) (1) Average Selling Price $3.5M % of Sale Price Spend on Recurring Licensing / Software(1) 10% Estimated Initial Deployment (Years)(2) 10 Recurring Licensing / Software Fees ($M) $3.5M Aftermarket (Parts) Spend $350K Royalties Charged by Elroy Air (%) / Year 10% Estimated Initial Deployment (Years)(2) 10 Aftermarket (Parts) Royalties $350K Number of Pods Sold / Aircraft 10 Average Selling Price - Pods $25K Accessories & Pods Revenue $250K Single Aircraft Lifetime Revenue Opportunity $7.60M Estimate Per Unit Revenue Opportunity Robust Pipeline(3) Presents Strong Revenue Opportunity Lifetime Revenue Opportunity >2x Value of Initial Purchase Initial Revenue Opportunity @ Purchase 43

Recent Milestones Demonstrate Material Progress Toward Achieving Near-Term Revenue Targets(1) 44 1. Ranges reflect management’s current estimates based on existing contract commitments, anticipated production schedules, and cost projections, and are subject to change. Actual results may vary materially from these estimates. See “Risk Factors” on slides 45 and 46 and “Forward-Looking Statements” on slide 3 of this Presentation. 2. Company does not project any software revenue in 2026 as software revenue is generated only upon the delivery of aircraft to customers. The Company does not anticipate any sales of aircraft to customers in 2026. For 2027, projected software & other revenue reflects the Company’s assumption that software licensing fees and early servicing revenue will begin concurrently with aircraft sales and will equal approximately 10% of the per-unit aircraft sale price of $3.5 million per unit. Based on anticipated sales of 4 to 6 aircraft in 2027, projected software & other revenue is approximately $1.4 million to $2.1 million, which is included in the development, software, & other revenue line. Note: other revenue is not expected to be an ongoing source of revenue. 3. Based on the anticipated sale of 4 - 6 units – although, there exist no binding contracts to deliver the aircraft at the time of this presentation – at an average selling price of $3.5 million per unit, projected unit sales revenue for 2027 is approximately $14.0 million to $21.0 million. Including development, software, & other revenue of $11.0 million to $14.0 million, total projected 2027 revenue is approximately $25.0 million to $35.0 million. 4. Ranges developed using internal estimates of engineering headcount and development of Elroy Air’s solution offerings. 5. Ranges developed using internal estimates of operating costs. 6. Production capacity schedule is developed in conjunction with Kratos. (USD 000s) 2026E 2027E Development, Software, & Other Revenue(2) $5,000 - $7,000 $11,000 - $14,000 Units Sales - 4 - 6 Units at $3,500 per unit(3) Research & Development Expenses(4) $22,000 - $27,000 $37,000 - $45,000 Operating Cash Burn(5) ($27,000) - ($32,000) ($43,000) - ($53,000) Total Cash Burn ($32,000) - ($39,000) ($57,000) - ($70,000) Near-Term Financials Recent Updates ● Development Revenue: Development revenue consists of contractual agreements from third parties to conduct research and development related to specific use cases. The contract revenue can originate from both commercial and government sources – Software & Other Revenue: Consists of software licensing fees associated with units delivered in 2027; Other revenue consist of services provided to initially deployed units ● Unit Sales: Management considers the sale of a Chaparral to be a unit sale – In 2026, the company does not anticipate the sale of any units as the Chaparral prototypes for scaled production are in development – In 2027, based on the current demand profile and manufacturing schedule developed with Kratos, management expects to sell between four and six units in 2027 ● Research & Development Expenses: Research and development expenses include, but are not limited to, the development of technologies and software related to Elroy Air’s solution offerings and engineering headcount ● Operating Cash Burn: Operating cash use is the sum of the revenue sources less the cost of goods and services, research and development, general and administrative, and other direct operating costs that are recognized in a given period – This does not reflect capital expenditures and reflects cash used to fund core operations, including operating losses, before capital expenditures and changes in net working capital – COGS and G&A are expected to increase as Elroy Air scales production and builds out the team Elroy Air has been awarded a ~$46M firm-fixed-price Phase III Small Business Innovation Research contract $5.1M of the ~$46M is obligated at the time of the award, marking progress towards FY2026 target revenue 2026 Revenue Within the next 2 years, production capacity is expected to ramp to 1 unit per ~1 week(6) By the end of the decade, production capacity is expected to ramp to 1 unit per ~1 business day Production Capacity A B C D A B C D Continued momentum reinforces Elroy Air’s near-term outlook and supports its ramp toward commercialization Balance sheet supports planned R&D, production, hiring and working capital investment Sufficiently capitalized beyond near-term operating cash burn to support production ramp and commercial scale-up Funded Pathway to Scale

Risk Factors 45 Risks Related to Elroy Air’s Business ● Elroy Air is an early-stage company with a history of losses, and it expects to incur significant expenses and continuing losses for the foreseeable future. ● Elroy Air has a limited operating history which makes evaluating its business and future prospects difficult and may increase the risk of investment. ● Elroy Air may experience significant delays in the transition to mass production of its aircraft, which could harm Elroy Air’s business, results of operations, financial condition and prospects. ● Elroy Air may experience significant delays in the design, manufacture, certification, and commercial rollout of its aircraft. ● Elroy Air’s business plan requires a significant amount of capital, and its future capital needs may require Elroy Air to issue additional equity or debt securities that may dilute its shareholders or introduce covenants that may restrict its operations. ● The markets for Elroy Air’s products are still in development, and if such markets do not materialize, or grow more slowly than expected, Elroy Air’s business could be harmed. ● Elroy Air’s future growth is dependent upon the market’s willingness to adopt autonomous aerial cargo systems and the development of supporting infrastructure, and market adoption may be slower than anticipated due to factors including cost, safety perception or the need for operational changes. ● Elroy Air cannot assure you that it will realize the revenue it expects to generate from the pipeline in the periods it expects to realize such revenue, or at all. If an indicative order is not consummated, or if Elroy Air is otherwise unable to convert the strategic relationships or collaborations into sales revenue, Elroy Air’s prospects, results of operations, liquidity and cash flow will be affected. ● The aircraft market is highly competitive, and Elroy Air may not be successful in competing in this industry. The competitors of Elroy Air may commercialize their technology before Elroy Air, or Elroy Air may not be able to fully capture the first mover advantage that is anticipated. ● Elroy Air currently relies and will continue to rely on third-party partners to provide parts and components required to manufacture its aircraft, which exposes Elroy Air to a number of risks outside its control. ● Elroy Air depends on suppliers and service partners for raw materials and certain parts and components, including electronics and batteries, and are exposed to supply chain risks that could materially and adversely affect Elroy Air’s business, results of operations, financial condition and prospects. ● Elroy Air’s future success depends on the continuing efforts of its key personnel and its ability to attract and retain highly skilled employees. Aviation Regulatory Risks ● Elroy Air may be unable to obtain relevant regulatory approvals for the commercialization of its aircraft in the United States or in foreign markets. ● Regulations related to the unmanned autonomous aircraft industry are evolving in the United States and foreign jurisdictions. Regulatory changes could adversely affect the ability to obtain regulatory approvals necessary to commercialize Elroy Air’s aircraft in a timely manner. ● Commercial operators of Elroy’s Aircraft in the United States will need to obtain various FAA approvals to operate the aircraft. These include operational approvals, remote monitor licenses, and airspace access approvals. Delays or challenges associated with customers obtaining these approvals could have a material adverse effect on Elroy Air’s ability to sell and market its aircraft. Risks Related to Operations and Safety ● Crashes, accidents, or incidents involving Elroy Air’s aircraft or prototype aircraft could have a material adverse effect on the business. ● The battery packs in Elroy Air’s aircraft use lithium-ion cells, which pose certain safety risks. ● Elroy Air’s aircraft may not perform as expected, which could harm Elroy Air’s business and reputation. ● Elroy Air’s aircraft may require maintenance at frequencies or at costs that exceed the initial estimates.

Risk Factors (Cont’d) 46 Risks Related to Strategic Relationship and Government Contracts ● Elroy Air may be subject to risks associated with strategic relationships and may not be able to identify or form strategic relationships in the future. ● If conflicts arise between Elroy Air and its strategic partners, Elroy Air’s business could be adversely affected. ● Elroy Air expect to conduct a portion of its business pursuant to U.S. government contracts, which are subject to unique risks. ● Elroy Air’s expectations and estimates regarding opportunity and potential demand for its aircraft from defense partners could be incorrect and/or it may be unable to realize expected revenue relating to such potential demand. Risks Related to Technology and Intellectual Property ● Elroy Air may face technological challenges with respect to electric propulsion, hybrid-system performance and system integration, which could delay or impair its product development and commercialization. ● Elroy Air may be unable to adequately protect its intellectual property, or third parties may claim that Elroy Air infringes their intellectual property rights. Risks Related to the Proposed Transaction ● Past performance by Inflection Point, its advisors, and its respective affiliates, including investments and transactions in which they have participated and businesses with which they have been associated, may not be indicative of future performance of an investment in Elroy Air. ● The consummation of the Proposed Transaction is expected to be subject to a number of conditions and, if those conditions are not satisfied or waived, any definitive agreement relating to the Proposed Transaction may be terminated in accordance with its terms and the Proposed Transaction may not be completed. ● The ability of the Inflection Point’s shareholders to exercise redemption rights with respect to a large number of outstanding Class A ordinary shares may prevent the Inflection Point from completing the Proposed Transaction or optimizing its capital structure. ● The benefits of the Proposed Transaction may not be realized to the extent currently anticipated by Elroy Air and Inflection Point, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain and expand relationships with customers and suppliers and retain its management and key employees. ● Elroy Air and the Inflection Point will incur significant transaction and transition costs in connection with the Proposed Transaction, which could be higher than currently anticipated. ● Some of the Inflection Point’s executive officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Proposed Transaction without regard to your interests or in determining whether Elroy Air is an appropriate target for the Inflection Point’s initial business combination. Such persons may receive a positive return on their investment in the Inflection Point’s founder shares and in preferred equity and related securities of the combined company, even if the Inflection Point’s public shareholders experience a negative return on their investment. ● There are risks to unaffiliated investors by taking Elroy Air public through a business combination rather than through an underwritten offering. Inflection Point and the Inflection Point cannot assure you that their diligence review has identified all material risks associated with the Proposed Transaction. ● An active trading market for the combined company’s securities may not develop, which may limit your ability to sell such securities. ● The net cash available to the combined company from the Inflection Point’s trust account with respect to each public share that is not redeemed will be materially less than the price per share implied in the Proposed Transaction. ● After the closing of the Proposed Transaction, sales of a substantial number of shares of the combined company’s stock in the public market by existing shareholders could cause the stock price to decline. ● After the closing of the Proposed Transaction, a significant number of shares of the combined company’s stock will be subject to issuance upon exercise of outstanding warrants, which may result in dilution to the combined company’s shareholders. General Risk Factors ● There can be no assurance that the combined company will be able to meet the initial listing standards of Nasdaq, or following the closing of the Proposed Transaction, continued listing standards of Nasdaq. ● Elroy Air’s business may be adversely affected by global political and macroeconomic challenges, including tariffs, inflation, volatile interest rates, or an economic downturn or recession, as well as geopolitical conflicts and supply chain disruptions. ● Elroy Air is subject to risks associated with climate change, including physical and transitional risks

7. Appendix Note: Image depicts Chaparral render.

Neither Air Taxi nor Last-Mile Drone – Elroy Air Owns the Hybrid- Powered Middle Mile Years of real flight experience underpin the only validated turboshaft-hybrid platform purpose-built for autonomous cargo Illustrative companies Powertrain Battery- Electric Turboshaft-Hybrid- Electric Various Approaches Electric Autonomous Flight ✓ ✓ ✓ ✘ Optimized for Cargo ✓ ✓ ✓ ✘ Middle-Mile Specs ✘ ✓ ✓ ✘ Autonomous Cargo Dropoff ✓ ✓ ✘ ✘ Operational Maturity ✓ ✓ ✘ ✓ Last-Mile Drones Electric Air Taxi Heavy Cargo VTOL Drones 48

Offshore Oil & Gas Support with Illustrative Commercial Use Cases Note: Images depict simulated fight operations and illustrative flightpaths. 1. Represents S-92 helicopter. Middle Mile Logistics with ~100 miles / 3.0 hrs ~190 miles / 2.5 hrs Idaho Falls, ID (airport) Afton, WY (service area) Salt Lake City, UT (airport) ~150 miles / 1.5 hrs Legend: Elroy Air Flightpath Status Quo Route Key Transit Point “The energy companies we work with are eager to use Chaparral - 95% of their cargo fits in Chaparral’s pods, at a 10x lower cost than offshore helicopters to acquire and operate.” – David Stepanek, EVP, The Bristow Group “We are always looking toward new technologies to help enhance the logistics industry...we look forward to continued testing and learning throughout our collaboration with Elroy Air.” – Joe Stephens, SVP, FedEx ✓Extends FedEx’s express shipping reach beyond existing airport infrastructure ✓Improves service reliability in remote or difficult-to-operate areas ✓Reduces route by ~140 miles ✓Requires just ~30% of existing travel time, enabling rapid use cadence ✓Requires no pilot, no crew rotations, no overnight accommodation ✓Eliminates human exposure to adverse conditions ✓Not reliant on traditional airport infrastructure ✓90% cheaper than offshore helicopter fleets $ / hr: ~$7,000(1) $ / mi: ~$50(1) 49

Manufacturing Partners Provide Operational Leverage 1. Kratos’s track record of lean, high-volume production is well-documented in their public filings, with Unmanned Systems division LTM gross margins of ~17%. 2. Faster ramp to production as compared to developing own facilities. ●Proven defense contractor manufacturing ensures U.S. production scales with minimal capex ●Incremental cost-per-unit structure keeps manufacturing largely variable ●Pre-production units scheduled and production scheduled based on deep assessment of Elroy Air’s systems ●Kratos is establishing an initial manufacturing capacity of 1 unit per ~1 week; robust production capacity in place to handle all anticipated near-term demand ●Elroy Air’s economic model for Chaparral is built on Kratos’ proven philosophy of affordable, scalable manufacturing(1) ●Partner-led JV establishes manufacturing and services footprints in the UAE ●Partner-funded manufacturing infrastructure supports scale while Elroy Air monetizes aftermarket sales opportunities ●Illustrative path to expand capacity internationally ●Initial UAE flight operations using U.S.-built aircraft, followed by the start of local production in Abu Dhabi Faster Production Ramp(2) Strong Unit Economics Lower Execution Risk Multi-Region Capacity 50